BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: May 13, 2025 03:22 PM Pacific Time

Incorporation Number: **BC1374792**

Recognition Date and Time: August 12, 2022 02:42 PM Pacific Time as a result of an Amalgamation

NOTICE OF ARTICLES

Name of Company:

VERSAMET ROYALTIES CORPORATION

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 3200 - 733 SEYMOUR STREET
VANCOUVER BC V6B 0S6
CANADA

Delivery Address:
SUITE 3200 - 733 SEYMOUR STREET
VANCOUVER BC V6B 0S6
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 3200 - 733 SEYMOUR STREET
VANCOUVER BC V6B 0S6
CANADA

Delivery Address:
SUITE 3200 - 733 SEYMOUR STREET
VANCOUVER BC V6B 0S6
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
O'Flaherty, Daniel

Mailing Address:	Delivery Address:
SUITE 3200 733 SEYMOUR STREET VANCOUVER BC V6B 0S6 CANADA	SUITE 3200 733 SEYMOUR STREET VANCOUVER BC V6B 0S6 CANADA

Last Name, First Name, Middle Name:
Backens, Mark

Mailing Address:	Delivery Address:
SUITE 3200-733 SEYMOUR STREET VANCOUVER BC V6B 0S6 CANADA	SUITE 3200-733 SEYMOUR STREET VANCOUVER BC V6B 0S6 CANADA

Last Name, First Name, Middle Name:
McGregor, Elizabeth

Mailing Address:	Delivery Address:
SUITE 3200-733 SEYMOUR STREET VANCOUVER BC V6B 0S6 CANADA	SUITE 3200-733 SEYMOUR STREET VANCOUVER BC V6B 0S6 CANADA

Last Name, First Name, Middle Name:
McDonald, Michael

Mailing Address:	Delivery Address:
SUITE 3400, 666 BURRARD STREET VANCOUVER BC V6C 2X8 CANADA	SUITE 3400, 666 BURRARD STREET VANCOUVER BC V6C 2X8 CANADA

Last Name, First Name, Middle Name:
de Groot, Marcel

Mailing Address:	Delivery Address:
SUITE 3200 733 SEYMOUR STREET VANCOUVER BC V6B 0S6 CANADA	SUITE 3200 733 SEYMOUR STREET VANCOUVER BC V6B 0S6 CANADA

Last Name, First Name, Middle Name:
Smith, Gregory

Mailing Address:	Delivery Address:
SUITE 3200 733 SEYMOUR STREET VANCOUVER BC V6B 0S6 CANADA	SUITE 3200 733 SEYMOUR STREET VANCOUVER BC V6B 0S6 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached